2023 First Quarter Earnings Conference Call Tuesday, April 25, 2023

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of Hope Bancorp, Inc. (the “Company”) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, regulatory risks associated with current and future regulations; and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Strong Capital & Available Liquidity • Company’s total risk-based capital ratio was 12.25% at 3/31/23, +28 bps Q-o-Q • Book value per share of $17.17 and tangible common equity per share of $13.26 at 3/31/23, both +2% Q-o-Q • Avail. borrowing capacity, cash & cash equivalents, & unpledged investment securities: $8.0B, or 50% of deposits, at 3/31/23 Loans • New loan production for 1Q23 totaled $569MM • Loans receivable of $15.1B at 3/31/23, -2% Q-o-Q and +7% Y-o-Y Asset Quality • Asset quality continues to be healthy • Minimal net charge offs in 1Q23: only $108 thousand • Nonperforming assets ratio: 0.39% of total assets at 3/31/23, compared with 0.36% at 12/31/22 Deposits • Deposits of $15.8B at 3/31/23, +1% Q-o-Q and +9% Y-o-Y • Granular deposit base with 34% of deposits in consumer accounts • Bank’s uninsured deposits ratio improved to 38% at 3/31/23, compared with 41% at 12/31/22 Earnings & Profitability • 1Q23 net income: $39.1MM, or $0.33 per diluted share • 1Q23 ROA of 0.82%, ROE of 7.65%, ROTCE1 of 9.93% • 1Q23 Pre-provision net revenue1 (PPNR) of $54.5MM, ROA (PPNR)1 of 1.14%, ROE (PPNR)1 of 10.65% Q1 2023 Financial Highlights Total Risk-Based Capital 12.25% NCO Ratio 0.00% Gross Loans $15.1B Total Deposits $15.8B (as of 3/31/23) (as of 3/31/23) 3 Net Income/EPS $39.1MM/$0.33 (as of 3/31/23) (1Q23 annualized) (1Q23) 1 ROTCE, PPNR, ROA (PPNR) and ROE (PPNR) are non-GAAP financial measures. A quantitative reconciliation of the most directly comparable GAAP to non-GAAP financial measure is provided on Slide 20.

Strong Capital Ratios Common Equity Tier 1 Capital Ratio • Holding Company Common Equity Tier 1 and Total Risk-based Capital ratios increased Q-o-Q. All regulatory capital ratios meaningfully above requirements for “well- capitalized” financial institutions. Holding Company total risk-based capital ratio of 12.25% and Bank-level total risk-based capital ratio of 12.06% at 3/31/23 • Proforma capital very strong: Adjustments for the allowance for credit losses and hypothetical adjustments for investment security marks not otherwise already reflected in equity, still results in very strong capital ratios • Dividend: Quarterly common stock dividend of $0.14 per share, equivalent to $0.56 per share annualized. Equivalent to a dividend yield of 5.70% (3/31/23) • No buybacks during 1Q23 Tangible Common Equity Ratio1 Total Risk-based Capital Ratio Leverage Ratio 4 Well Capitalized 6.50% Well Capitalized 10.00% Well Capitalized 5.00% 1 Tangible common equity per share and Tangible common equity ratio are non-GAAP financial measures. A quantitative reconciliation of the most directly comparable GAAP to non-GAAP financial measure is provided on Slide 20. * Proforma ratios as of 3/31/23 are non-GAAP financial measures and reflect (a) inclusion of on- and off-balance sheet allowance not already in capital; (b) treatment of HTM securities as if they were AFS, with unrealized losses in AOCI; and (c) removal of the AOCI opt-out in calculating regulatory capital.

Strong Balance Sheet & Liquidity Position 5 • Significant increase in cash and cash equivalents to $2.2B at 3/31/23, up from $507MM at 12/31/22, reflected conservative approach to liquidity risk management, in response to the banking industry disruption in mid-March 2023 • Increase in on-balance sheet liquidity largely funded through the Bank Term Funding Program: $1.4B outstanding at 3/31/23, carrying weighted average rate of 4.49%. Positive carry and contribution to net interest income • Available borrowing capacity, cash and cash equivalents, and unpledged investment securities increased to $8.0B at 03/31/23 (50% of total deposits), up from $7.2B at 12/31/22 (46% of deposits) • Securities portfolio represented 11% of total assets at 3/31/23, 88% of which was available-for-sale. Primarily fixed-rate portfolio, yielding 2.6% with an effective duration of 5.5 at 3/31/23 • Company repurchased $11MM of its Convertible Senior Notes during 1Q23. Net balance was $207MM at 3/31/23. Even after the expected cash payoff of remaining convertible notes with the upcoming put option date in May 2023, the Bank and Holding Company's liquidity and capital positions will remain strong At March 31, 2023 ($ in millions) Amortized Cost Fair Value Net Unrealized Gain/(Loss) Available-for-sale (“AFS”) $ 2,246 $ 1,960 $ (286) Held-to-maturity (“HTM”) $ 272 $ 263 $ (9) Total Investment Securities Portfolio $ 2,518 $ 2,223 $ (295) Unpledged Securities $0.4 FHLB Capacity $4.5 FRB Capacity $0.5 Fed Fund Lines at Other Banks $0.4 Cash and Cash Equivalents $2.2 $8.0B Available Borrowing Capacity, Cash & Cash Equivalents, and Unpledged Investment Securities (as of 3/31/23) ($ Billions) Investment Securities Portfolio

Granular Deposit Base 6 Noninterest Bearing Demand Deposits 28% Money Market and Interest Bearing Demand 27% Savings 2% Time Deposits 43% $15.8B Total Deposits (as of 3/31/23) Consumer 34% Commercial 66% • Average commercial deposit account size: approx. $300,000 • Average consumer deposit account size: approx. $50,000 • Total deposits of $15.8B at 3/31/23, +1% Q-o-Q and +9% Y-o-Y • Bank’s insured or otherwise collateralized deposits totaled $9.9B at 3/31/23. Bank’s uninsured deposit ratio improved to 38% at 3/31/23, from 41% at 12/31/22 Deposit Composition by Deposit Type Granular Deposit Portfolio $15.8B Total Deposits (as of 3/31/23)

New Loan Production New Loan Originations Funded ($ Millions) 578 545 534 324 201 344 557 747 432 350 104 184 68 37 18 1Q22 2Q22 3Q22 4Q22 1Q23 CRE C&I Mortgage and Consumer $569 $1,026 $1,286 $793 $1,349 • New loan production balanced between commercial and industrial (“C&I”) and commercial real estate (“CRE”) • C&I production volume accounted for 61% in 1Q23 7 3.54% 4.26% 5.37% 6.71% 7.53% 0.29% 0.94% 2.35% 3.82% 4.69% 1Q22 2Q22 3Q22 4Q22 1Q23 Avg Rate of New Loans Avg Fed Funds Rate Average Yield on New Loan Production • Average yield of new loans +82 bps Q-o-Q to 7.53%, and +399 bps Y-o-Y

Loan Portfolio Composition 8 Owner- Occupied CRE 19% Nonowner-Occupied CRE 43% C&I 32% Consumer 6% $15.1B Loans Receivable (as of 3/31/23) $0.9B Avg Size: $0.6MM $3.0B Avg Size: $2.0MM$6.4B Avg Size: $1.8MM $4.8B Avg Size: $1.6MM • Loan portfolio well-diversified across major loan types of CRE, C&I, owner-occupied CRE, and consumer. Consumer portfolio predominantly residential mortgage • Total loans receivable of $15.1B at 3/31/23: -2% Q-o-Q and +7% Y-o-Y • Aggregate payoffs and paydowns relatively stable: $717MM in 1Q23 vs. $734MM in 4Q22 • C&I portfolio well-diversified by industry – C&I loans outstanding of $4.8B at 3/31/23: -6% Q-o-Q and +17% Y-o-Y – Utilization rate of C&I loan commitments: 58% at 3/31/23 vs. 64% at 12/31/22, driven by decrease in warehouse line utilization

Diversified Commercial Real Estate Portfolio Multi-tenant Retail 19% Industrial & Warehouse 14% Multifamily 14% Gas Station & Car Wash 11% Hotel & Motel 10% Mixed Use 9% Single-tenant Retail 8% Office 5% All Others 10% $9.4B CRE Portfolio (as of 3/31/23) CRE Portfolio by Property Type Portfolio Size ($ Millions) As of 3/31/23 Average Loan Size ($ Millions) Weighted Average LTV 1 As a % of CRE Portfolio As a % of Total Portfolio Multi-tenant Retail $ 1,818 19% 12% $ 2.2 51.7% Industrial & Warehouse $ 1,310 14% 9% $ 2.2 53.9% Multifamily $ 1,303 14% 9% $ 2.3 55.4% Gas Station & Car Wash $ 1,047 11% 7% $ 1.7 59.5% Hotel/Motel $ 901 10% 6% $ 2.0 53.9% Mixed Use $ 818 9% 5% $ 1.6 48.6% Single-tenant Retail $ 706 8% 5% $ 1.3 56.4% Office $ 465 5% 3% $ 2.3 54.6% All Other $ 1,006 10% 6% $ 1.5 45.2% Total CRE Portfolio $ 9,374 $ 1.9 53.3% • CRE loans outstanding of $9.4B at 3/31/23, flat Q-o-Q and up 1% Y-o-Y • CRE portfolio well-diversified by property type • Vast majority of CRE loans have full recourse and personal guarantees • CRE Office: only 3% of total loans at 3/31/23, with no central business district exposure 1 Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan balance. 9 53.3% Weighted Avg. LTV

Loan Size (as of 3/31/23) Balance ($ Millions) # Loans Average Loan Size ($ Millions) Weighted Average LTV 1 > $30MM $ 328 8 $ 40.7 60.7% $20MM - $30MM $ 640 26 $ 24.4 57.1% $10MM - $20MM $ 1,249 91 $ 13.6 59.4% $5MM - $10MM $ 1,791 260 $ 6.8 54.5% $2MM - $5MM $ 2,715 870 $ 3.1 52.5% < $2MM $ 2,651 3,684 $ 0.7 48.9% Total CRE Portfolio $ 9,374 4,939 $ 1.9 53.3% Granular Commercial Real Estate Portfolio with Low LTV 10 CRE Portfolio by Size Segment 1 Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan balance. • Low loan-to-value (“LTV”) is consistent across segments by size and segments by property type • Only 7% of CRE portfolio had an LTV of over 70%, of which only 1% had an LTV of over 75% < 50%: 36% > 50% - 55%: 13% > 55% - 60%: 13% > 60% - 65%: 16% > 65% - 70%: 15% > 70% - 75%: 6% > 75%: 1% 53.3% Weighted Avg. LTV (as of 3/31/23) Total CRE: Distribution by LTV (ex. SBA)

Net Interest Income & Margin

Net Interest Income ("NII") & Net Interest Margin ("NIM")

($ Millions)



Q-o-Q change
$133
+6%
$142
+8%
$153
-2%
$151
-11%
$134
3.21%
3.36%
3.49%
3.36%
3.02%
1Q22
2Q22
3Q22
4Q22
1Q23
Net Interest Income
NIM

Q-o-Q Change in Net Interest Margin



3.36%
+33bps
Loan yield increase
+7bps
Inv securities yield increase + cash balance increase
-2bps
Loan balance decrease
-72bps
IB funding cost increase + balance increase
3.02%
4Q22
1Q23 net interest margin change: -34bps Q-o-Q
1Q23
Increase
Decrease
Total

- 1Q23 NII of $134MM, -11% Q-o-Q, driven by higher cost of deposits, partially offset by earning asset yield expansion and average earning asset growth of +1% Q-o-Q
- Q-o-Q average earning asset growth reflected growth in interest earning cash & equivalents

- 1Q23 NIM of 3.02%, -34 bps Q-o-Q, driven by higher cost of interest bearing ("IB") funds and funding mix shift, partially offset by expanding loan and other earning asset yields, and growth in interest earning cash & equivalents

Hope Bancorp

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Average Loan Growth Trends & Yields 12 • 1Q23 average loans receivable of $15.2B, -1% Q-o-Q and +10% Y-o-Y $13.9 $14.3 $14.9 $15.4 $15.2 12.25 12.75 13.25 13.75 14.25 14.75 15.25 15.75 1Q22 2Q22 3Q22 4Q22 1Q23 Average Loans Receivable ($ Billions) Q-o-Q change +3% +3% +4% -1% 3.88% 4.06% 4.65% 5.36% 5.75% 0.29% 0.94% 2.35% 3.82% 4.69% 1Q22 2Q22 3Q22 4Q22 1Q23 Avg Loan Yield Avg Fed Funds Rate Average Loan Yield Relative to Fed Funds • 1Q23 average loan yield of 5.75%, +399 bps Q-o-Q and +187 bps Y-o-Y

Average Deposit Growth Trends & Costs 13 Average Cost of DepositsAverage Deposits ($ Billions) 9.3 9.1 9.7 10.3 11.1 5.7 5.7 5.7 5.2 4.7 1Q22 2Q22 3Q22 4Q22 1Q23 Average Interest Bearing Deposits Average Noninterest Bearing Deposits $15.5$15.4$14.8$14.9 $15.8 • 1Q23 total cost of deposits of 2.41%, +79 bps Q-o-Q and +217 bps Y-o-Y, due to rapid pace of Fed Funds rate hikes, customer preferences for higher yields in a rising interest rate environment, and the banking industry disruption in mid-March • 1Q23 average deposits of $15.8B, +2% Q-o-Q and +6% Y-o-Y • Growth in IB deposits reflected customer behavior changes in a higher interest rate environment 0.24% 0.33% 0.79% 1.62% 2.41% 0.38% 0.54% 1.25% 2.44% 3.42% 0.29% 0.94% 2.35% 3.82% 4.69% 1Q22 2Q22 3Q22 4Q22 1Q23 Total Cost of Deposits Cost of Interest Bearing Deposits Avg Fed Funds Rate Q-o-Q change +0% -1% +4% +2%

Noninterest Income 14 • 1Q23 noninterest income of $11MM, -9% Q-o-Q – Q-o-Q growth in deposit service fees and net gains on SBA loan sales – Other income and fees decreased Q-o-Q • Sold $41MM of the guaranteed portion of SBA 7(a) loans to the secondary market in 1Q23 vs. $41MM in 4Q22 • Sold $7MM of residential mortgage loans in 1Q23 vs. $3.5MM in 4Q22 2.0 2.3 2.6 2.1 2.2 6.4 5.9 2.8 2.2 2.3 4.8 4.5 8.0 7.8 6.5 1Q22 2Q22 3Q22 4Q22 1Q23 Service Fees on Deposit Accounts Net Gains on Loan Sales Other Income and Fees $11.0 $13.2 $12.7 $13.4 $12.1 Noninterest Income ($ Millions) 1 Net gains on loan sales comprise net gains on sales of SBA and residential mortgage loans. 1

47.7 51.1 53.2 52.7 57.2 12.0 12.0 11.6 12.1 12.61.6 1.5 1.6 1.6 1.814.1 15.8 17.5 18.1 18.8 1Q22 2Q22 3Q22 4Q22 1Q23 Salary and employee benefits Occupancy and furniture FDIC Assessment All Other Expenses Efficiency Ratio & Noninterest Expense to Average Assets 51.5% 52.1% 50.4% 52.0% 62.4% 1.70% 1.80% 1.82% 1.79% 1.89% 1Q22 2Q22 3Q22 4Q22 1Q23 Efficiency Ratio Noninterest Expense/Avg Assets (annualized) Noninterest Expense & Efficiency 15 $75.4 $80.4 $83.9 $84.5 $90.4 Noninterest Expense ($ Millions) • 1Q23 noninterest expense of $90MM, +7% from $85MM in 4Q22 – Q-o-Q increase largely driven by salary and employee benefits expense, typically higher in Q1 due to payroll taxes and related expenses – 1Q23 included $1.7MM of severance charges due to staffing rationalization. Full-time employees of 1,467 at 3/31/23, vs. 1,549 at 12/31/22. Staffing adjustments expected to result in $12MM of annualized cost savings – Excluding severance charges, adjusted salaries and employee benefits expense would have grown +5% Q-o-Q (vs. +8% unadjusted). Total noninterest expense would have been up +5% (vs. +7% unadjusted) • 1Q23 other expense included $1.6MM in provision for unfunded commitments

Asset Quality Metrics



Allowance for Credit Losses ("ACL") & Coverage Ratio
($ Millions, except ratios)
$147
1.05%
$152
1.04%
$161
1.04%
$162
1.05%
$164
1.09%
1Q22
2Q22
3Q22
4Q22
1Q23
ACL
ACL Coverage Ratio



Nonperforming Assets ("NPA") Ratio
0.58%
0.61%
0.51%
0.36%
0.39%
1Q22
2Q22
3Q22
4Q22
1Q23
NPAs/Total Assets



Provision (Credit) for Credit Losses & Net Charge Offs (Recoveries)
($ Millions, except ratios)
-$11.0
-$17.9
-0.52%
$3.2
-$0.9
-0.03%
$9.2
$0.2
0.01%
$8.2
$6.4
0.17%
$1.7
$0.1
0.00%
1Q22
2Q22
3Q22
4Q22
1Q23
Provision for Credit Losses
Net Charge Offs (Recoveries)
NCO Ratio (annualized)



Criticized Loans Ratio
2.80%
2.34%
1.83%
1.70%
2.02%
1Q22
2Q22
3Q22
4Q22
1Q23
Total Criticized Loans as a % of Total Loans

- Asset quality continues to be healthy
- Q-o-Q build in allowance for credit losses to $164MM. Coverage ratio increased to 1.09% at 3/31/23, up from 1.05% at 12/31/22
- Minimal net charge offs of $108 thousand in 1Q23, or 0.0% of average loans receivable, annualized
- NPA ratio of 0.39% at 3/31/23, vs. 0.36% at 12/31/22. NPAs were $80MM at 3/31/23, vs. $69MM at 12/31/22
  - NPAs included nonaccrual loans of $79MM at 3/31/23, compared with $50MM at 12/31/22
  - Q-o-Q change primarily attributable to one $18.5MM commercial loan, which is fully secured. Expected resolve by mid-year with minimal risk of loss
- Criticized loans ratio of 2.02% at 3/31/23, vs. 1.70% at 12/31/22. Total criticized loans were $305MM at 3/31/23, vs. $261MM at 12/31/22

16

Management Outlook  Loan Growth: Full-year loan growth projected in the low-single digit range  Net Interest Income: Expecting to decline in 2Q23 due to higher cost of funds at the end of 1Q23. Anticipating stable-to-modestly increasing NII in 2H23  Noninterest Income: Expecting modest quarterly growth for rest of year  Noninterest Expenses: Focused on improving profitability and efficiency. Expecting quarterly improvement in efficiency, driven in part by cost savings from the 1Q23 staffing rationalization  Pre-tax, Pre-provision Revenue (PPNR)*: Expecting growth in 2H23, driven by stable to growing net interest income, modest fee income growth, and improving efficiency  Asset Quality: Generally stable, consistent with current trends. Expecting modest allowance build for remainder of 2023 17 * PPNR is a non-GAAP financial measure. A quantitative reconciliation of the most directly comparable GAAP to non-GAAP financial measure is provided on Slide 20.

Q&A 2023 First Quarter Earnings Conference Call 18

Appendix 19

Appendix: Non-GAAP Financials

Management reviews select non-GAAP financial measures in evaluating the Company's financial performance and in response to market participant interest. A reconciliation of the most directly comparable GAAP to non-GAAP financial measures utilized by management is provided below.

Tangible Common Equity

($ in thousands)	1Q22	4Q22	1Q23
Total stockholders' equity	$ 2,041,057	$ 2,019,328	$ 2,058,580
Less: Goodwill and core deposit intangible assets, net	(471,634)	(470,176)	(469,728)
Tangible common equity	**$ 1,569,423**	**$ 1,549,152**	**$ 1,588,852**
Total assets	**$ 17,803,814**	**$ 19,164,491**	**$ 20,568,884**
Less: Goodwill and core deposit intangible assets, net	(471,634)	(470,176)	(469,728)
Tangible assets	**$ 17,332,180**	**$ 18,694,315**	**$ 20,099,156**
Common shares outstanding	**120,327,689**	**119,495,209**	**119,865,732**
Tangible common equity to tangible assets	**9.05%**	**8.29%**	**7.91%**
Tangible common equity per share	**$ 13.04**	**$ 12.96**	**$ 13.26**

Pre-provision Net Revenue (PPNR)

($ in thousands)	1Q22	4Q22	1Q23
Net interest income before provision (credit) for credit losses	$ 133,176	$ 150,521	$ 133,878
Noninterest income	13,186	12,110	10,978
Revenue	146,362	162,631	144,856
Less: noninterest expense	75,373	84,518	90,354
Pre-provision net revenue	**$ 70,989**	**$ 78,113**	**$ 54,502**
Average assets	**$ 17,742,402**	**$ 18,863,726**	**$ 19,087,170**
ROA (PPNR)	**1.60%**	**1.66%**	**1.14%**
Average Stockholders' equity	**$ 2,090,755**	**1,997,460**	**$ 2,046,159**
ROE (PPNR)	**13.58%**	**15.64%**	**10.65%**

Return on Average Tangible Common Equity (ROTCE)

($ in thousands)	1Q22	4Q22	1Q23
Average stockholders' equity	$ 2,090,755	$ 1,997,460	$ 2,046,159
Less: Average goodwill and core deposit intangible assets, net	(471,921)	(470,442)	(469,992)
Average Tangible common equity	**$ 1,618,834**	**$ 1,527,018**	**$ 1,576,167**
Net income	$ 60,738	$ 51,703	$ 39,121
Return on average tangible common equity	**15.01%**	**13.54%**	**9.93%**

Hope Bancorp

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